                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   -----------


                                    FORM 8-K/A


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
      DATE OF REPORT (Date of earliest event reported) SEPTEMBER 14, 2000.




                  CABLE LINK, INC. (DBA A NOVO BROADBAND, INC.)

               (Name of Small Business Registrant in Its Charter)



            OHIO                         0-23111                 31-1239657
(State or Other Jurisdiction of   COMMISSION FILE NUMBER      (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)

 3015 GREENE STREET, HOLLYWOOD, FLORIDA                          33020
 (Address of Principal Executive Offices)                     (Zip Code)

        Registrant's telephone number including area code: (954)-922-8776

ITEM 2. ACQUISITION OF ASSETS


         On September 12, 2000, A Novo Canada Enterprises Inc. ("A Novo Canada"), a Canadian corporation that is a newly-formed, indirect, wholly-owned subsidiary of Cable Link, Inc., dba A Novo Broadband, Inc. ("A Novo"), entered into an Asset Purchase Agreement, dated as of September 12, 2000, with Les Telecommunications Valsysteme Inc. ("Valsysteme"), 9038-2847 Quebec Inc. Valsysteme's sole stockholder) and Jacques Franco (the sole stockholder of Valsysteme), pursuant to which A Novo Canada agreed to purchase substantially all of the assets of Valsysteme (the "Assets"). The purchase of the Assets under the Asset Purchase Agreement was consummated on September 14, 2000.


         Valsysteme was engaged in the business of the maintenance and repair of cable television equipment, microwave equipment, television and radio broadcast equipment and optical and cable broadcasting equipment. The Assets consisted of substantially all of Valsysteme's assets, including all of its inventory, equipment, contracts and goodwill. A Novo Canada intends to use the Assets to conduct the business previously conducted by Valsysteme.

         The total consideration paid to complete the transaction was $2,756,484, consisting of $2,611,665 paid in cash at closing to Valsysteme, assumption of $75,545 of Valsysteme's liabilities, and $69,274 paid in fees and expenses. The transaction was accounted for under the purchase method of accounting, and as a result, A Novo recognized $2,714,294 in goodwill in conjunction with this transaction in its September 30, 2000, financial statements.


         The historical audited statements for Valsysteme included in this Report are presented in the local currency of the Canadian dollar. The following tables provide a reconciliation of the net income and stockholders' equity of Valsysteme from the Canadian dollar to the United States dollar. The translation rates used represent the average currency exchange rate for each twelve month period.



NET INCOME                                AUGUST 31, 2000         AUGUST 31, 1999
                                        --------------------    ---------------------
Net income in Canadian dollars               $Can   146,806       $Can      242,945
Foreign currency translation rate                     .6785                   .6637
                                        --------------------    --------------------
Net income in US dollars                           $ 99,608               $ 161,243
                                        ====================    ====================



STOCKHOLDERS' EQUITY
                                         CANADIAN DOLLARS                                  US DOLLARS
                          -----------------------------------------------    ----------------------------------------
                          Common Stock     Retained                            Common      Retained
                                           Earnings          Total              Stock      Earnings        Total
Balance 8/31/98             $Can 1,000    $Can 224,874     $Can  225,874            $651     $146,460      $ 147,111
Net income                                     242,945           242,945                      161,243        161,243
Dividends                                    (200,000)         (200,000)                     (132,740)     (132,740)
                          ------------- --------------- -----------------    ------------ ------------ --------------


Balance 8/31/99                  1,000         267,819           268,819             651      174,963        175,614
Net income                                     146,806           146,806                       99,608         99,608
Dividends                                    (200,000)         (200,000)                    (135,700)      (135,700)
                          ------------- --------------- -----------------    ------------ ------------ --------------

Balance 8/31/00             $Can 1,000   $Can  214,625     $Can  215,625            $651    $ 138,871      $ 139,522
                          ============= =============== =================    ============ ============ ==============


                                                                                  8/31/98      8/31/99        8/31/00
                                                                                  -------      -------        -------

Foreign currency translation rate used                                             .6513        .6637          .6785

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial statements of business acquired

          See Appendix A attached hereto.

     (b)  Pro forma financial information.

          See Appendix B attached hereto.

     (c)  Exhibits

          2.1 Asset Purchase Agreement dated as of September 12, 2000, between A Novo Canada Enterprises Inc., Les Telecommunications Valsysteme Inc., 9038-2847 Quebec Inc. And Jacques Franco (translated from French and duly certified in accordance with Rule 306(a) of Regulations S-T) incorporated by reference to the registrant's Form 8-K filed on September 25, 2000.

          23.1 Consent of accountants


                                   SIGNATURES


         In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated: January 23, 2001


                                  CABLE LINK, INC.



                                  By:  /s/ Louis Brunel
                                       -----------------------------------------
                                       Louis Brunel, Chief Executive Officer and
                                       President

                                   APPENDIX A




                     LES TELECOMMUNICATIONS VALSYSTEME INC.

                             ANNUAL FINANCIAL REPORT

                           YEAR ENDED AUGUST 31, 2000


LES TELECOMMUNICATIONS VALSYSTEME INC.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
YEAR ENDED AUGUST 31, 2000

--------------------------------------------------------------------------------


AUDITOR'S REPORT                                                        A - 1


FINANCIAL STATEMENTS:

   Statement of income                                                  A - 2

   Statement of retained earnings                                       A - 3

   Balance sheet                                                        A - 4

   Cash flow statement                                                  A - 5

   Notes to the financial statements                                  A-6- A-9

AUDITOR'S REPORT



To the Directors of
LES TELECOMMUNICATIONS VALSYSTEME INC.


I have audited the balance sheet of LES TELECOMMUNICATIONS VALSYSTEME INC. as at August 31, 2000 and August 31, 1999 and the statements of income, retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the company's management. My responsibility is to express an opinion on these financial statements based on my audit.

Except as explained in the following paragraph, I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

Because I was appointed auditor of the company after the current year end, I was not able to observe the counting of physical inventories at the beginning and end of each year nor satisfy myself concerning those inventory quantities by alternative means. Since opening and ending inventories enter into the determination of the results of operations and cash flows, I was unable to determine whether adjustments to cost of sales, income taxes, net income for the year, opening retained earnings and cash provided from operations might be necessary.


In my opinion, except for the effect of adjustments, if any, which I might have determined to be necessary had I been able to examine opening and ending inventory quantities, as described in the preceding paragraph, the statements of income, retained earnings and cash flows present fairly, in all material respects, the results of operations and cash flows of the company for the years ended August 31, 2000 and August 31, 1999 in accordance with generally accepted accounting principles. Further, in my opinion, the balance sheet presents fairly, in all material respects, the financial position of the company as at August 31, 2000 and August 31, 1999 in accordance with generally accepted accounting principles.


Chartered Accountant

Longueuil, January 2, 2001

LES TELECOMMUNICATIONS VALSYSTEME INC.

--------------------------------------------------------------------------------

STATEMENT OF INCOME
YEAR ENDED AUGUST 31,                             2000                1999

--------------------------------------------------------------------------------



REVENUES                                 $     1,471,272      $      1,307,095

COST OF SERVICES RENDERED                        707,744               601,524
                                         ------------------   ------------------

GROSS PROFIT                                     763,528               705,571
                                         ------------------   ------------------

OPERATING EXPENSES

    Selling and administrative expenses          577,393               384,958
    Depreciation of capital assets                 6,158                 7,513
    Interest and bank charges                        261                 1,814
                                         ------------------   ------------------

                                                 583,812               394,285
                                         ------------------   ------------------

INCOME FROM OPERATIONS                           179,716               311,286

INTEREST REVENUE                                   6,327                 6,745
                                         ------------------   ------------------

INCOME BEFORE INCOME TAXES                       186,043               318,031

CURRENT INCOME TAXES                              39,237                75,086
                                         ------------------   ------------------

NET INCOME                               $       146,806      $        242,945
                                         ==================   ==================

LES TELECOMMUNICATIONS VALSYSTEME INC.

--------------------------------------------------------------------------------

STATEMENT OF RETAINED EARNINGS
YEAR ENDED AUGUST 31,                             2000                1999

--------------------------------------------------------------------------------


BALANCE, BEGINNING OF YEAR               $       267,819      $       224,874

    Net income                                   146,806              242,945
                                         -------------------  ------------------

                                                 414,625              467,819

    Dividends - class A shares           (       200,000 )    (       200,000 )
                                         -------------------  ------------------

BALANCE, END OF YEAR                     $       214,625      $       267,819
                                         ===================  ==================

LES TELECOMMUNICATIONS VALSYSTEME INC.

--------------------------------------------------------------------------------

BALANCE SHEET
AUGUST 31,                                        2000                1999

--------------------------------------------------------------------------------


ASSETS

CURRENT ASSETS
    Cash                                 $       110,914      $      315,138
    Accounts receivable                          159,707              79,874
    Grants receivable                              2,887                   -
    Income taxes receivable                       47,547                   -
    Inventories                                   20,645              17,541
    Prepaid expenses                              13,457               8,154
                                         -------------------  -----------------

                                                 355,157             420,707

CAPITAL ASSETS (Note 3)                           25,371              28,078
                                         -------------------  -----------------

                                         $       380,528      $      448,785
                                         ===================  =================

LIABILITIES

CURRENT LIABILITIES
    Accounts payable (Note 5)            $       164,903      $      137,142
    Income taxes                                       -              42,824
                                         -------------------  -----------------

                                                 164,903             179,966
                                         -------------------  -----------------

SHAREHOLDER'S EQUITY
    Share capital (Note 6)                         1,000               1,000
    Retained earnings                            214,625             267,819
                                         -------------------  ------------------

                                                 215,625             268,819
                                         -------------------  ------------------

                                         $       380,528      $      448,785
                                         ===================  =================

LES TELECOMMUNICATIONS VALSYSTEME INC.

--------------------------------------------------------------------------------

CASH FLOW STATEMENT
YEAR ENDED AUGUST 31,                             2000                1999

--------------------------------------------------------------------------------


OPERATING ACTIVITIES

    Net income                           $       146,806     $       242,945
    Adjustments for:
      Depreciation of capital assets               6,158               7,513
      Loss on disposal of capital assets           2,439                   -
                                         ------------------  ------------------

                                                 155,403             250,458


    Net changes in non-cash working
     capital items                       (       153,737 )           135,377
                                         ------------------  ------------------

                                                   1,666             385,835
                                         ------------------  ------------------


FINANCING ACTIVITIES

    Dividends                            (       200,000 )   (       200,000 )
                                         ------------------  ------------------

                                         (       200,000 )   (       200,000 )
                                         ------------------  ------------------

INVESTING ACTIVITIES

    Acquisition of capital assets        (         5,890 )   (         1,480 )
                                         ------------------  ------------------

CASH INCREASE (DECREASE)                 (       204,224 )           184,355

CASH, BEGINNING OF YEAR                          315,138             130,783
                                         ------------------  ------------------

CASH, END OF YEAR                        $       110,914     $       315,138
                                         ==================  ==================

LES TELECOMMUNICATIONS VALSYSTEME INC.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2000

--------------------------------------------------------------------------------


1.   STATUTES OF INCORPORATION AND NATURE OF ACTIVITIES

     The company is incorporated under Part 1A of the Quebec Companies Act and operates mainly in the sector of calibrating and repairing of communication and telecommunication equipment.

2.   SIGNIFICANT ACCOUNTING POLICIES

     INVENTORIES

     Inventories are evaluated at lower of cost and replacement cost, the cost being determined using the first in, first out method.

     CAPITAL ASSETS AND DEPRECIATION

     Capital assets are recorded at cost and are amortized following the declining balance method over their estimated useful lives at the following rates:

                  Equipment and tools                         20%
                  Office furniture                            20%
                  Computers                                   30%

    INCOME TAX CREDITS AND GOVERNMENT ASSISTANCE

    The income tax credits and government grants are accounted for in reduction of the asset cost or operating expenses they relate to.

3.  CAPITAL ASSETS

                                                             2000                                           1999
                                 -----------------------------------------------------------------   --------------------
                                                             CUMULATED                NET                    Net
                                        COST                DEPRECIATION             VALUE                  Value
                                 ---------------------   -------------------   -------------------   --------------------

     Equipment and tools         $         106,224        $       92,051        $      14,173         $        17,716
     Office furniture                       18,905                14,723                4,182                   5,228
     Computers                              10,286                 3,270                7,016                   5,134
                                 ---------------------    ------------------    ------------------   --------------------

                                 $         135,415        $      110,044        $      25,371         $        28,078
                                 =====================    ==================    ==================   ====================

LES TELECOMMUNICATIONS VALSYSTEME INC.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2000

--------------------------------------------------------------------------------


4.   BANK OVERDRAFT

     The company has an authorized line of credit of $100,000, at a rate of prime plus 1%, secured by the accounts receivable and renewable on December 31, 2000.

5.   ACCOUNTS PAYABLE

                                          2000                     1999
                                    ------------------      -------------------

     Trade and accrued charges      $       62,915          $        15,399
     Salaries and vacations                 71,501                   83,058
     Withholding taxes                       6,013                   11,151
     Sales taxes                            24,474                   27,534
                                    ------------------      -------------------

                                    $      164,903          $       137,142
                                    ==================      ===================

6.   SHARE CAPITAL

     AUTHORIZED

     Unlimited number of Class A shares, voting and participating, each Class A share is exchangeable for one Class D share, without par value;

     Unlimited number of Class B shares, voting and participating, without par value;

     Unlimited number of Class C shares, voting and non-participating, redeemable at the company's option at a price equal to the paid-up amount, without par value;

     Unlimited number of Class D shares, non-voting, non-cumulative monthly dividend of 1% calculated on the redemption price, redeemable at the holder's option at a price equal to the fair value of the consideration received at their issuance, without par value;

LES TELECOMMUNICATIONS VALSYSTEME INC.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2000

--------------------------------------------------------------------------------

6.   SHARE CAPITAL (CONT'D)

     AUTHORIZED

     Unlimited number of Class E shares, non-voting, non-cumulative monthly dividend of 1% calculated on the redemption price, redeemable at the holder's option at a price equal to the fair value of the consideration received at their issuance, without par value;

     Unlimited number of Class F shares, non-voting, non-cumulative dividend of 1$ per share, redeemable at the holder's option at a price equal to the paid-up amount, without par value;

     Unlimited number of Class G shares, non-voting, non-cumulative dividend of 1$ per share, redeemable at the company's option at a price equal to the paid-up amount, without par value;

                                              2000                   1999
                                        ------------------     -----------------
     ISSUED

     100 Class A shares                 $        1,000         $        1,000
                                        ==================     =================


7.   COMMITMENTS

     The company leases business premises under a lease expiring October 31, 2000. The future minimum lease payments amount to $ 6,392.


8.  RELATED PARTY TRANSACTIONS

    During the year, the company paid to its shareholder management fees amounting to $ 329,000 ($120,000 in 1999).

     LES TELECOMMUNICATIONS VALSYSTEME INC.

--------------------------------------------------------------------------------

    NOTES TO FINANCIAL STATEMENTS
    AUGUST 31, 2000

--------------------------------------------------------------------------------


9.   FINANCIAL INSTRUMENTS

     CREDIT RISK

     The company provides credit to its clients in the normal course of its operations. It carries out, on a continuing basis, credit checks on its clients and maintains provisions for contingent credit losses which, once they materialize, are consistent with management's forecasts. The company does not normally require a guarantor. For the other debts, the company determines, on a continuing basis, the probable losses and sets up a provision for losses based on the estimated realizable value.

     FAIR VALUE

     The fair values of cash, accounts receivable, accounts payable, client deposits and dividends payable correspond approximately to their carrying amount because of their short-term maturity dates.

10.  SUBSEQUENT EVENT


    On September 14, 2000, the company sold all its inventories, capital assets and intangible assets, including mainly goodwill, permits and contracts, for a cash consideration of $4,000,000.

                                   APPENDIX B

                   CABLE LINK, INC. DBA A NOVO BROADBAND, INC.
             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION






                                    CONTENTS


Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2000
 (Unaudited).............................................................. B-2

Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 1999 (Unaudited)...................................... B-3

Pro Forma Condensed Consolidated Statement of Income for the six months ended June 30, 2000 (Unaudited).......................................... B-4

Notes to Pro Forma Condensed Consolidated Financial Information
 (Unaudited).............................................................. B-5



                   PRO FORMA CONDENSED CONSOLIDATED FINANCIAL
                             INFORMATION (UNAUDITED)



         On September 14, 2000, Cable Link Inc., dba A Novo Broadband, Inc, ("A Novo") acquired 100 percent of the assets of Les Telecommunications Valsysteme, Inc. ("Valsysteme"). The purchase was conducted through A Novo Canada Enterprises, Inc., a wholly owned subsidiary of A Novo. The purchase price of the assets was $2,756,484, all of which was paid in cash. The acquisition will be accounted for using the purchase method, and accordingly, goodwill of $2,714,294 was recorded as part of the transaction in A Novo's September 30, 2000, financial statements.


         The unaudited pro forma condensed consolidated balance sheet of A Novo and Valsysteme as of June 30, 2000, reflects adjustments as if the acquisition had occurred on that date. The unaudited pro forma condensed consolidated statement of income for the year ended December 31, 1999, and for the six months ending June 30, 2000, reflect adjustments as if the acquisition had occurred on January 1, 1999, and January 1, 2000, respectively.

         The unaudited pro forma condensed consolidated balance sheet and statement of income should be read in conjunction with the separate historical audited financial statements of A Novo and Valsysteme and the related notes appearing elsewhere in this report. The pro forma financial information is not necessarily indicative of the results that would have been reported had such events actually occurred on the dates specified, nor is it necessarily indicative of the future results of the combined company.

                 CABLE LINK, INC. DBA A NOVO BROADBAND, INC. AND
                     LES TELECOMMUNICATIONS VALSYSTEME, INC.

                  PRO FORMA COMBINED BALANCE SHEETS (UNAUDITED)
                                  JUNE 30, 2000

                                     ASSETS


                                                        A NOVO                            PRO FORMA       PRO FORMA
                                                      BROADBAND       VALSYSTEME        ADJUSTMENTS        COMBINED
                                                      ---------       ----------        -----------        --------
   CURRENT ASSETS
      Cash and cash equivalents.....................  $   42,647         $ 82,008   (a)   $ 7,808,255       $7,932,910
      Accounts receivable, net......................   1,415,879           83,819                  --        1,499,698
      Inventories...................................   1,313,417           23,746                  --        1,337,163
      Income tax receivable.........................      70,000           48,316                  --          118,316
      Prepaid and other assets......................      92,962           40,728                  --          133,690
      Deferred income taxes.........................     517,000               --                  --          517,000
      Deposits......................................      11,850               --                  --           11,850
                                                    ---------------   --------------    --------------   ----------------

        Total current assets........................   3,463,755          278,617           7,808,255       11,550,627
                                                    ---------------   --------------    --------------   ----------------

   PROPERTY AND EQUIPMENT, at cost                       641,305           17,279                              658,584
                                                    ---------------   --------------    --------------   ----------------

   OTHER ASSETS
      Goodwill......................................                                (a)      2,590,472        2,590,472
      Deferred income taxes.........................      94,000               --                   --           94,000
      Other assets..................................      26,739               --                   --           26,739
                                                    ---------------   --------------    --------------   ----------------

        Total other assets .........................     120,739                             2,590,472        2,711,211
                                                    ---------------   --------------    --------------   ----------------

   TOTAL ASSETS                                       $4,225,799        $ 295,896          $10,398,727     $ 14,920,422
                                                    ===============   ==============    ==============   ================

                      LIABILITIES AND STOCKHOLDERS' EQUITY

   CURRENT LIABILITIES
      Current portion of long-term obligations        $   4 ,980               --   (a)        (4,980)           $   --
      Notes payable - bank                             1,382,431               --   (a)    (1,382,431)               --
      Accounts payable..............................   1,579,052          129,884                             1,708,936
      Accrued expenses..............................     148,750               --                               148,750
                                                    ---------------   --------------    --------------   ----------------

        Total current liabilities...................   3,115,213          129,884          (1,387,411)        1,857,686
                                                    ---------------   --------------    --------------   ----------------


   STOCKHOLDERS' EQUITY
      Common stock, no par value                       1,496,864              668   (a)    11,951,482       13,449,014
      Additional paid-in-capital....................     159,136               --                              159,136
      Retained (deficit) earnings...................   (545,414)          165,344   (a)     (165,344)        (545,414)
                                                    ---------------   --------------    --------------   ----------------

        Total stockholders' equity                     1,110,586          166,012          11,786,738       13,062,736
                                                    ---------------   --------------    --------------   ----------------

   TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY....... $ 4,225,799        $ 295,897         $10,398,727     $ 14,920,422
                                                    ===============   ==============    ==============   ================


                See accompanying notes to the unaudited pro forma
                      consolidated financial information.

                 CABLE LINK, INC. DBA A NOVO BROADBAND, INC. AND
                     LES TELECOMMUNICATIONS VALSYSTEME, INC.

             PRO FORMA COMBINED STATEMENTS OF OPERATIONS (UNAUDITED)

                      For the Year Ended December 31, 1999



                                                               A NOVO                               PRO FORMA        PRO FORMA
                                                            BROADBAND          VALSYSTEME          ADJUSTMENTS        COMBINED
                                                            ---------          ----------          -----------        --------

      Revenues......................................      $  10,606,235        $  1,031,702                       $  11,637,937

      Cost of sales.................................          6,485,381             454,782                           6,940,163
                                                         ------------------  ----------------    --------------  -----------------

         Gross profit...............................          4,120,854             576,920                           4,697,774

                                                                                             (a)     129,524
      Selling, general and administrative expenses..          2,995,283             238,357  (c)    (47,142)          3,316,022
                                                         ------------------  ----------------    --------------  -----------------

         Income from operations.....................          1,125,571             338,563         (82,382)          1,381,752

      Interest income...............................                 --               1,151  (b)     510,860            512,011

      Interest expense..............................             74,947                  --  (b)    (74,947)                 --
                                                         ------------------  ----------------    --------------  -----------------

      Income before income taxes....................          1,050,624             339,714          503,425          1,893,763

      Provision for income taxes....................            251,105              88,647  (d)     215,203            554,955
                                                         ------------------  ----------------    --------------  -----------------

      Income from continuing operations.............        $   799,519          $  251,067         $288,223       $  1,338,809
                                                         ==================  ================    ==============  =================

      Basic Earnings Per Share
          Income from continuing operations                      $  0.47                                                 $  0.28
                                                         ==================                                      =================

          Weighted average shares outstanding                  1,694,880                           3,040,666           4,735,546
                                                         ==================                      ==============  =================

      Diluted Earnings Per Share
          Income from continuing operations                      $  0.46                                                 $  0.28
                                                         ==================                                      =================

          Weighted average shares outstanding                  1,725,360                           3,040,666           4,766,026
                                                         ==================                      ==============  =================


                  See accompanying notes to unaudited pro forma
                       consolidated financial information.

                 CABLE LINK, INC. DBA A NOVO BROADBAND, INC. AND
                     LES TELECOMMUNICATIONS VALSYSTEME, INC.

             PRO FORMA COMBINED STATEMENTS OF OPERATIONS (UNAUDITED)

                     For the Six Months Ended June 30, 2000



                                                               A NOVO                               PRO FORMA        PRO FORMA
                                                            BROADBAND          VALSYSTEME          ADJUSTMENTS        COMBINED
                                                            ---------          ----------          -----------        --------

      Revenues......................................      $  4,612,124       $ 429,815                               $5,041,939

      Cost of sales.................................         2,933,437         237,802                                3,171,239
                                                        ------------------  ---------------     ---------------  -----------------

         Gross profit...............................         1,678,687         192,013                                1,870,700

                                                                                           (a)          64,762
      Selling, general and administrative expenses..         1,659,792         275,736     (c)       (158,800)        1,841,490
                                                        ------------------  ---------------     ---------------  -----------------

         Income (loss) from operations..............            18,895        (83,723)                  94,038           29,210

      Interest Income                                               --           7,906    (b)          267,646          275,552

      Interest expense..............................            30,153              --    (b)         (30,153)               --
                                                        ------------------  ---------------     ---------------  -----------------

      Income (loss) before income taxes.............           (11,258)       (75,817)                 391,837          304,762

      Total benefit (provision) for income taxes....            (3,060)         16,680    (d)        (155,244)        (141,624)
                                                        ------------------  ---------------     ---------------  -----------------

      Income (loss) from continuing operations......       $   (14,318)     $ (59,137)                 236,593        $ 163,138
                                                        ==================  ===============     ===============  =================

      Basic Earnings Per Share
          Income (loss) from continuing operations           $   (0.01)                                                 $  0.03
                                                        ==================                                       =================

          Weighted average shares outstanding                1,702,963                               3,040,666        4,743,629
                                                        ==================                      ===============  =================

      Diluted Earnings Per Share
          Income (loss) from continuing operations           $   (0.01)                                                 $  0.03
                                                        ==================                                       =================

          Weighted average shares outstanding                1,925,972                               3,040,666        4,966,638
                                                        ==================                      ===============  =================



               See accompanying notes to the unaudited pro forma
                      consolidated financial information.

                 CABLE LINK, INC. DBA A NOVO BROADBAND, INC. AND
                     LES TELECOMMUNICATIONS VALSYSTEME, INC.

              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

                                   (UNAUDITED)



Note 1 - Significant Accounting Policies and Basis of Presentation

The accompanying historical financial statements of Cable Link, Inc. dba A Novo Broadband, Inc. (" A Novo"), and Les Telecommunications Valsysteme, Inc. ("Valsysteme") have been derived from financial statements prepared in accordance with generally accepted accounting principles. A Novo's historical financial statements as of and for the year ended December 31, 1999, used in the pro forma financial statements are derived from A Novo's audited financial statements for the fiscal year then ended. The Valsysteme historical financial statements as of and for the twelve months ended December 31, 1999, used in the pro forma financial statements are based on the unaudited financial statements of Valsysteme at December 31, 1999, and on the audited financial statements for the years ended August 31, 1998 and August 31, 1999, adjusted using interim financial statements to reflect the twelve months ended December 31, 1999.

A Novo's historical financial statements as of and for the six months ended June 30, 2000, used in the pro forma financial statements are derived from A Novo's unaudited financial statements for the six months ended June 30, 2000. The Valsysteme historical financial statements as of June 30, 2000 are based on the unaudited financial statements of Valsysteme at June 30, 2000, and December 31, 1999, adjusted to reflect the six months ended June 30, 2000. Valsysteme's interim financial statements are prepared on the basis of generally accepted accounting principles and include all adjustments, consisting of only normal recurring adjustments, necessary for a fair presentation of such financial information.

The pro forma adjustments are based on A Novo's allocation of the purchase price of Valsysteme to the net assets acquired as if the transaction occurred on June 30, 2000.

Note 2 - Foreign Currency Translation

Valsysteme conducts its business in Montreal, Canada. All financial statements provided herein have been adjusted from the local currency, the Canadian dollar. For the balance sheet presentation, amounts were translated to the U. S. dollar by using the exchange rate in place as of June 30, 2000. For the income statement presentations, amounts were translated to the U.S. dollar using the average exchange rate for the period presented on the statements of income.

Note 3 - Pro Forma Condensed Consolidated Balance Sheet Adjustment

This column reflects the following adjustments:

     (a) To record the consideration paid and the net assets acquired at their fair market value. The consideration paid by A Novo to acquire Valsysteme was $2,756,484 in cash. Of this consideration, the following allocation was made based on the net assets of Valsysteme as of June 30, 2000:

              Net assets                   $   166,012
              Goodwill                       2,590,472
                                     ------------------
                                           $ 2,756,484
                                     ==================


          To record the $12 million private placement of common stock with A Novo Americas LLC, which occurred on August 7, 2000. This private placement provided the cash which was used to purchase the assets from Valsysteme.


          Certain of the proceeds of the private placement were assumed to be used to repay A Novo's bank debt as of June 30, 2000.

Note 4 - Pro Forma Consolidated Statement of Income Adjustments

This column reflects the following adjustments:

     (a) To record amortization of amounts allocated to goodwill using an estimated life of 20 years.


     (b) To record the interest income realized utilizing the excess cash available from the $12 million private placement, net of the cash used to conduct the purchase transaction and repay the bank debt of A Novo. To eliminate interest expense no longer incurred because the long-term debt was prepaid at the beginning of the period.


     (c) To eliminate management fee charged by previous owners of Valsysteme, which will not be charged by A Novo.

     (d) To record the income tax effect of the pro forma adjustments after consideration of the nondeductible intangible asset amortization.